Exhibit 99.3

Joint Filers’ Signatures

WARBURG PINCUS & CO.		Dated: May 31, 2013

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.
By: Warburg Pincus Partners LLC,
its General Partner

By: Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS PRIVATE EQUITY X, L.P.		Dated: May 31, 2013
By: Warburg Pincus X L.P.,
its General Partner

By: Warburg Pincus X LLC,
its General Partner

By: Warburg Pincus Partners LLC,
its Sole Member

By: Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS X PARTNERS, L.P.		Dated: May 31, 2013
By: Warburg Pincus X L.P.,
its General Partner

By: Warburg Pincus X LLC,
its General Partner

By: Warburg Pincus Partners LLC,
its Sole Member

By: Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS X, L.P.		Dated: May 31, 2013
By: Warburg Pincus X LLC,
Its General Partner

By: Warburg Pincus Partners LLC,
its Sole Member

By: Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS X LLC		Dated: May 31, 2013
By: Warburg Pincus Partners LLC,
its Sole Member

By: Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS PARTNERS LLC		Dated: May 31, 2013
By: Warburg Pincus & Co.,
its Managing Member

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS LLC		Dated: May 31, 2013

By:	/s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Managing Director

CHARLES R. KAYE		Dated: May 31, 2013

By:	/s/ Scott A. Arenare
Name: Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

JOSEPH P. LANDY		Dated: May 31, 2013

By:	/s/ Scott A. Arenare
Name: Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact*

*The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy was previously filed with the U.S. Securities & Exchange Commission on January 15, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg Pincus Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.